BRIER CREEK OFFICE PARK WAKE COUNTY, NORTH CAROLINA LEASE BETWEEN BRIER CREEK OFFICE #4, LLC Landlord, AND VERONA PHARMA INC., Tenant DATED _______________, 2020

1 TABLE OF CONTENTS Page 1. Principal Terms ........................................................................................................................ 1 2. Premises ................................................................................................................................... 5 3. Term ........................................................................................................................................ 5 4. Rent ......................................................................................................................................... 5 5. Operating Expense Payments .................................................................................................... 6 6. Use ........................................................................................................................................... 8 7. Assignment, Mortgaging and Subletting .................................................................................. 10 8. Repairs ................................................................................................................................... 11 9. Access .................................................................................................................................... 11 10. Common Facilities/Landlord’s Maintenance ........................................................................ 12 11. Utilities and Services........................................................................................................... 13 12. Alterations .......................................................................................................................... 14 13. Insurance ............................................................................................................................ 16 14. Non-Liability and Indemnification....................................................................................... 17 15. Casualty Damage ................................................................................................................ 18 16. Eminent Domain ................................................................................................................ 18 17. Events of Default ................................................................................................................ 19 18. Landlord’s Remedies .......................................................................................................... 20 19. Landlord’s Defaults ............................................................................................................ 21 20. Subordination and Attornment ............................................................................................ 21 21. Surrender ............................................................................................................................ 21 22. Holding Over ...................................................................................................................... 21 23. Quiet Enjoyment ................................................................................................................. 22

24. Security Deposit ................................................................................................................. 22 25. Rules and Regulations ......................................................................................................... 22 26. Guaranty ............................................................................................................................ 23 27. Miscellaneous ..................................................................................................................... 23 28. Electronic Signature...........................................................................................................26 29. Exhibits .............................................................................................................................. 26 Exhibit A - Description of Premises ......................................................................................... A-1 Exhibit B - Rules and Regulations ............................................................................................ B-1 Exhibit C – Intentionally Deleted .............................................................................................. C-1 Exhibit D - Operating Expenses ................................................................................................ D-1 Exhibit E - Basic Rent ................................................................................................................ E-1 Exhibit F – Guaranty .................................................................................................................. F-1 Exhibit G - Other Terms ............................................................................................................ G-1 Exhibit H - Description of the Land .......................................................................................... H-1 Exhibit I – Temporary Premises ................................................................................................. I-1

1 LEASE AGREEMENT THIS LEASE AGREEMENT is made and entered into as of this _____ day of _________, 2020, by and between BRIER CREEK OFFICE #4, LLC, a North Carolina limited liability company (“Landlord”), and VERONA PHARMA INC., a Delaware corporation (“Tenant”). W I T N E S S E T H : 1. Principal Terms. The following terms shall have the meanings set forth below for all purposes in this Lease: (a) Additional Rent means all sums of money whatsoever, other than Basic Rent, due and payable by Tenant to Landlord under this Lease. (b) Base Factor means the actual annual Operating Expenses for the Building during the year in which the Commencement Date occurs, grossed up to 95% occupancy, and which is included in Basic Rent. (c) Basic Rent means that amount set forth on Exhibit E attached hereto. (d) Building means the building improvements commonly known as “8045 Arco Corporate Drive, Raleigh, NC 27617” located or to be located upon the Land. The Building contains approximately 127,522 Rentable Square Feet. (e) Building Standard means the materials and work which Landlord, in its sole discretion, purchases or obtains, from time to time and at any time, from its suppliers or contractors for general use in finishing premises in the Building for individual tenants. (f) Business Days means all days other than Saturdays, Sundays and days proclaimed as legal holidays by the State of North Carolina, the City of Raleigh or the Federal Government, provided that upon such holidays, professional businesses, such as law firms or accounting firms, are not generally open for business. (g) Business Hours means the hours from 8 a.m. to 6 p.m., on Business Days, and from 8:00 a.m. to 1:00 p.m. on Saturdays by request, exclusive of (i) New Year’s Day, (ii) Memorial Day, (iii) Independence Day, (iv) Labor Day, (v) Thanksgiving Day, and (vi) Christmas Day. (h) Commencement Date means May 1, 2020, provided that Landlord has delivered the Premises to Tenant “Ready for Occupancy,” meaning that Landlord has completed the Preparation Work defined in Paragraph 2 and received a certificate of occupancy or its equivalent from the governing municipality. In the event the Premises are not Ready for Occupancy on May 1, 2020, the Commencement Date and Rent Commencement Date and all other dates that may be affected by their change shall be revised to conform to Landlord’s delivery of Premises to Tenant in accordance with this Lease.

2 (i) Development means that certain commercial development known as “Brier Creek Office Park,” which Development includes the Land. (j) Expiration Date means April 30, 2024. (k) Hazardous Substance means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the state of North Carolina, or the United States Government, and includes any and all materials or substances which are defined as “hazardous waste,” “extremely hazardous waste,” or a “hazardous substance” pursuant to state, federal, or local governmental law, including but not limited to asbestos, polychlorobiphenyls (“PCB’s”) and petroleum. (l) Insurance Requirements means all requirements of any insurance policy covering or applicable to all or any part of the Land, the Building or the Premises or the use thereof, all requirements of the issuer of any such policy and all orders, rules, regulations, recommendations and other requirements of the local board of fire underwriters or any other body exercising the same or similar functions and having jurisdiction or cognizance of all or any part of the Land, the Building or the Premises. (m) Land means that certain parcel of land within the Development which is described on Exhibit H attached hereto and incorporated herein by reference. (n) Landlord means Brier Creek Office #4, LLC. (o) Landlord’s Notice Address means c/o American Asset Corporation, 5950 Fairview Road, Suite 800, Charlotte, North Carolina 28210, or such other address as Landlord shall give in accordance with Paragraph 27(k). (p) [Intentionally Deleted]. (q) [Intentionally Deleted]. (r) Legal Requirements means all laws, statutes and ordinances (including building codes and zoning regulations and ordinances) and the orders, rules, regulations, directives and requirements of all federal, state, county and city departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental, public or quasi-public authority, whether now or hereafter in force, which may be applicable to the Land, the Building or the Premises, or any part thereof, and all requirements, obligations and conditions of all instruments of record affecting the Land and the Building. (s) Operating Expenses means all expenses relating to the Building and Public Areas, and all expenses and costs (but not specific costs which are allocated or separately billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with owning, operating, managing, painting, repairing, insuring, cleaning, maintaining, decorating, securing, and replacing components or systems in the Building and Public Areas, computed on an accrual basis and in accordance with generally accepted accounting principles

3 consistently applied, including, but not limited to, all Taxes and the items enumerated in Exhibit D annexed hereto; provided, however, notwithstanding anything herein to the contrary or in Exhibit D, the following shall be excluded from Operating Expenses: (i) depreciation or amortization (except as otherwise provided above), (ii) debt service or interest (paid or accrued) or financing charges associated with the Building, (iii) leasing commissions, brokerage fees, or special tenant inducements, (iv) costs incurred by Landlord for tenant improvements, including tenant improvement allowances, (v) the cost of capital improvements to the Building, the common areas serving the Building, or other property within the Development, other than those that result in a reduction to Operating Expenses, in which event such capital costs shall be amortized in equal monthly installments over the useful life of the capital improvement in question in accordance with generally accepted accounting principles; (vi) costs of correcting building code violations which violations were in existence on the Commencement Date, (vii) repairs and replacements for which and to the extent that Landlord has been reimbursed by insurance and/or paid pursuant to warranties, (viii) advertising, marketing and promotional expenses, (ix) intentionally deleted; (x) reserves for anticipated future expenses, (xi) accounting services rendered for the benefit of Landlord; (xii) any costs or expenses incurred by Landlord in bringing the Premises or Building, or any portion thereof, into compliance with any applicable federal, state or local statutes, codes, ordinances or rules; (xiii) costs related to remediation or clean-up of hazardous materials; (xiv) legal and other expenses incurred in the negotiation or enforcement of leases; (xv) costs to be reimbursed by other tenants of the Building, whether or not actually paid; and (xvi) penalties, fines, costs, damages, and legal fees incurred by Landlord due to the violation by Landlord. (t) Partnership Tenant means a partnership of two (2) or more persons or entities, individually, or as joint ventures or as co-partners of a partnership. (u) Premises means approximately 6,543 rentable square feet, designated as Suite 130, in the Building, said Premises being more particularly depicted on Exhibit A attached. (v) Public Areas means the sidewalks, driveways, public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, parking areas, parking decks, entrance drives and other public portions of the Building and the Land. (w) [Intentionally Deleted]. (x) Rent means Basic Rent and Additional Rent. (y) Rent Commencement Date means June 1, 2020, subject to adjustment pursuant to Paragraph 1(h) above. (z) Rentable Square Feet of the Premises means 6,543 rentable square feet, subject to the terms of Paragraph 2 hereof. (aa) Rules and Regulations means those attached to this Lease as Exhibit B and such reasonable changes therein as Landlord hereafter may make and communicate in writing to Tenant. (bb) Security Deposit means the sum of $31,079.26 to be held and used in accordance with Paragraph 24 hereof.

4 (cc) Taxes means all taxes, assessments, and governmental charges, whether or not directly paid by Landlord, whether federal, state, county, or municipal and whether assessed by taxing district or authorities presently taxing the Building and the Land or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Land and the Building or its operation, excluding, however, federal and state taxes on income, death taxes, franchise taxes, and any taxes imposed or measured on or by the income of Landlord from the operation of the Building or imposed on Landlord’s profit in connection with any change of ownership of the Building; provided, however, that if at any time during the Term the present method of taxation or assessment shall be so changed that the whole or any part of the taxes, assessments, levies, impositions, or charges so levied, assessed, or imposed on real estate and the improvements thereof shall be discontinued and as a substitute therefor, or in lieu of or in addition thereto, taxes, assessments, levies, impositions, or charges shall be levied, assessed and/or imposed wholly or partially as a capital levy or otherwise on the rents received from the Building, such substitute or additional taxes, assessments, levies, impositions, or charges, to the extent so levied, assessed, or imposed, shall be deemed to be included within Taxes. (dd) Tenant means Verona Pharma Inc. (ee) Tenant’s Notice Address means 3 More London Riverside, London, SE1 2RE, United Kingdom, with a copy to the Premises. Tenant’s Billing Email Notification: accounts@veronapharma.com, Attention: Chief Financial Officer. Email billing notification shall be deemed proper notice for all terms of this Lease. (ff) Tenant’s Operating Payment means an amount equal to Tenant’s Proportionate Share of the amount by which Operating Expenses for a calendar year exceeds the Base Factor. (gg) [Intentionally Deleted]. (hh) Tenant’s Proportionate Share means, as of the date hereof, 5.1%, calculated as a fraction, the numerator of which is the number of Rentable Square Feet of the Premises and the denominator of which is the Rentable Square Feet of the Building; provided, however, such percentage may be adjusted in the event the Building is re-measured following interior upfits. Notwithstanding the foregoing, Tenant’s Proportionate Share shall not be increased by more than 20% following any such remeasurement. (ii) [Intentionally Deleted]. (jj) Term means that certain term of this Lease, commencing and expiring as set forth in Paragraph 3(a) hereof, subject to Tenant’s renewal rights as set forth on Exhibit G. (kk) Unavoidable Delays means any delays caused by other tenants, war, civil commotion, riot, acts of God, strikes or other labor disputes, governmental restrictions, regulations or actions, fire or other casualty, shortage or unavailability of labor or materials obtainable on reasonable terms, adverse weather conditions or unusual inclement weather or any other factors beyond the reasonable control of

5 Landlord or Tenant, whether similar or not to any of those listed above; provided, however, that payment of Rent hereunder shall not be excused or delayed due to Unavoidable Delays. (ll) Guaranty shall mean that certain Guaranty Agreement to be executed by VERONA PHARMA PLC, in the form attached hereto as Exhibit F. (mm) Temporary Premises means approximately 2,039 rentable square feet, designated as Suite 370, in the Building, said Temporary Premises being more particularly depicted on Exhibit I attached. Tenant shall be permitted to occupy the Temporary Premises on a rent-free basis effective on the date of full execution of this Lease Agreement until the time that the Premises are ready for occupancy by Tenant; provided, however, that Tenant hereby agrees that all provisions of this Lease, with the exception of Tenant’s obligation to pay Rent, shall apply to Tenant’s occupancy of the Temporary Premises. 2. Premises Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises, together with the right to the use of and benefit from, in common with others, the Public Areas. During the Term, Tenant shall have the non-exclusive right to use, at no additional cost to Tenant, its pro rata share of parking afforded to the Building. Landlord shall have the right during the Term to reserve parking spaces on the Land for the exclusive use of other tenants in the Building, provided the reservation of such spaces does not interfere with Tenant’s parking rights as set forth herein. Prior to the Commencement Date and Tenant’s occupancy, Landlord, at Landlord’s sole cost and expense, shall prepare the Premises as shown on the plan in Exhibit A (the “Preparation Work”). Tenant, at Tenant’s sole cost and expense, shall be responsible for providing its own reception desk and shall be responsible for any low voltage cabling that Tenant deems necessary to provide. 3. Term The Term of this Lease shall commence on the Commencement Date, and shall end on the Expiration Date, unless the Term shall sooner terminate pursuant to any of the terms of this Lease or pursuant to law or shall be extended pursuant to the renewal terms set forth on Exhibit G. Upon prior notice to Landlord and delivery of a certificate of insurance evidencing that the Premises is covered by the required insurance set forth in this Lease, if the Premises is vacant, Tenant and its agents may, at Tenant’s option, enter the Premises one week prior to Commencement Date in order to install Tenant’s furniture, fixtures, cabling, wiring and equipment in the Premises, and in order to perform such other upfit work as Tenant may desire in accordance with the terms and conditions of this Lease. In the event of such entry by Tenant prior to the Commencement Date referenced above, and with respect to Tenant’s occupancy of the Temporary Premises, all terms and conditions of this Lease shall apply, although Tenant shall have no obligation to pay Basic Rent for the Premises until the Rent Commencement Date. 4. Rent (a) Tenant shall pay to Landlord without notice or demand or set-off, in lawful money of the United States of America at the office of Landlord or at such other place as Landlord may designate, Rent as follows:

6 (i) Basic Rent, which shall be payable in advance in monthly installments beginning on the Rent Commencement Date and continuing on the first day of each calendar month thereafter during the Term; and (ii) Additional Rent, which shall be payable within the time limitations elsewhere provided in this Lease, or if no such time limit is elsewhere provided, within fifteen (15) Business Days after receipt of notice from Landlord as to the amount due and payable, beginning on the Commencement Date. The Basic Rent together with Additional Rent shall constitute the “contract rent”, as such term is used in N.C.G.S. § 42-34(b). (b) Notwithstanding and not to the exclusion of any other remedies for Tenant’s default, if any installment of Basic Rent or Additional Rent payable under Paragraph 5(c) remains unpaid for a period of five (5) Business Days after such installment shall have become due, Tenant shall pay interest thereon at the rate of 1% per month, from the date on which such installment or payment is due to the date of payment thereof. Such interest shall be deemed Additional Rent. If the Rent Commencement Date shall occur on a day other than the first day of a calendar month, the monthly installment of Basic Rent and any monthly installment of Additional Rent payable under Paragraph 5(c) for the unexpired portion of the month in which the Rent Commencement Date occurs shall be prorated on the basis of the actual number of calendar days in such month. 5. Operating Expense Payments (a) Subject to Paragraph 5(e), if Operating Expenses payable in any calendar year falling wholly or partially within the Term shall be in such amount as shall constitute an increase above the Base Factor, Tenant shall pay as Additional Rent for such calendar year Tenant’s Operating Payment. (b) Notwithstanding any other provision contained herein to the contrary, if the Building is not fully occupied during any calendar year or if the entire Building is not provided with complete building standard services during any calendar year, then for purposes of the computation of Tenant’s Operating Payment, each component of Operating Expenses, including, but not limited to, electrical power, management fees (not to exceed 4% of gross rents for the Building), taxes and insurance, janitorial expenses, on-site labor and maintenance contracts, may be computed for such year as though 95% of the entire Building had been fully occupied and provided with complete building standard services during such year. (c) Landlord may, with respect to any calendar year subsequent to the year in which the Commencement Date occurs, furnish to Tenant an estimate of Tenant’s Operating Payment for such year, and upon receipt of such estimate, Tenant will thereafter pay to Landlord on the first (1st) day of each month during such year an amount equal to one-twelfth of such estimate. Landlord may revise such estimate from time to time, not more than twice per calendar year. Until such estimate has been furnished to Tenant relative to any calendar year, Tenant shall pay to Landlord, on the first day of each month during such year, an amount equal to one-twelfth of the Tenant’s Operating Payment for the previous calendar year. On or before April 30 of each calendar year, Landlord shall furnish Tenant with a reconciliation statement, with reasonable supporting documentation (i.e., a worksheet that lists all relevant Operating Expenses), setting forth the Tenant’s Operating Payment for such prior calendar

7 year and the amounts paid to date by Tenant on account thereof (the “Annual Statement). Any additional amount payable as Tenant’s Operating Payment as set forth on such statement shall be payable within thirty (30) days after Tenant’s receipt of such statement, and the amount of any overpayment by Tenant shall be applied to the next month’s installment of Tenant’s Operating Payment then due, with the residual, if any, refunded by Landlord to Tenant within thirty (30) days after delivery of such statement. The Annual Statement shall be final and binding upon Tenant unless Tenant, within sixty (60) days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord specifying each item contested and the reason therefor. If, during such 60- day period, Tenant reasonably and in good faith questions or contests the accuracy of the Annual Statement, Landlord and Tenant shall work in good faith to resolve Tenant’s questions. Landlord will provide Tenant with access to Landlord’s book and records relating to the operation of the Building and such information as Landlord reasonably determines to be responsive to Tenant’s questions for inspection and audit. Such audit shall be conducted at Tenant’s sole expense by a certified public accountant approved by Landlord, which approval shall not be unreasonably withheld or delayed. If such audit reveals that Landlord has overcharged Tenant, the amount overcharged shall be paid to Tenant within thirty (30) days after the audit is concluded. If such audit reveals that Landlord has undercharged Tenant, the amount of undercharge shall be paid by Tenant to Landlord within thirty (30) days after the audit is conducted. In addition, if the Operating Expenses included in the Annual Statement exceed the actual Operating Expenses which should have been charged to Tenant by more than five percent (5%), the cost of the audit shall be paid by Landlord. Tenant may not withhold any payment due as set forth in this Lease pending completion of the audit. (d) Any Additional Rent payable by Tenant pursuant to this Paragraph 5 shall be collectible by Landlord in the same manner as Basic Rent. (e) If the Commencement Date or the Expiration Date shall occur on a date other than January 1 or December 31, respectively, Tenant’s Operating Payment for the calendar year in which the Commencement Date or Expiration Date shall occur, as the case may be, shall be prorated based upon the actual number of days in the particular calendar year. In no event shall Basic Rent ever be reduced by operation of this Paragraph 5. The rights and obligations of Landlord and Tenant under the provisions of this Paragraph 5 with respect to any Additional Rent shall survive the Expiration Date or any sooner termination of the Term. (f) Landlord has advised Tenant that presently Duke Energy Progress (the “Electric Service Provider”) is the utility company selected by Landlord to provide electricity service for the Building. Notwithstanding the foregoing, if permitted by applicable law, Landlord shall have the right at any time and from time to time during the Term to either contract for service from a different company or companies providing electricity service (each such company being hereinafter referred to as an “Alternative Service Provider”) or continue to contract for service from the Electric Service Provider; provided, however, before contracting with an Alternative Service Provider, Landlord shall use good faith efforts to ensure that such provider’s rate are customary and in line with rates for the Raleigh/Durham market area. Tenant shall cooperate with Landlord, the Electric Service Provider, and any Alternative Service Provider at all times and, as reasonably necessary, shall allow Landlord, Electric Service Provider, and any Alternative Service Provider reasonable access to the Building’s electric lines, feeders, risers, wiring, and any other machinery within the Premises. Landlord shall in no way be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by

8 reason of any change, failure, interference, disruption, or defect in the supply or character of the electric energy furnished to the Premises, or if the quantity or character of the electric energy supplied by the Electric Service Provider or any Alternative Service Provider is no longer available or suitable for Tenant’s requirements, and no such change, failure, defect, unavailability, or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under the Lease. Notwithstanding the foregoing, in the event electricity service required to be provided by Landlord is not provided for a period of three (3) consecutive Business Days or more due to Landlord’s negligence or willful act, then the Basic Rent and all other Rent and charges hereunder shall abate until the services are fully restored. (g) Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Premises, to the extent the same exceed Building Standard. If the taxing authorities do not separately assess Tenant’s leasehold improvements, Landlord may make reasonable allocation of the ad valorem taxes allocated to the Building to give effect to this subparagraph (g). (h) Notwithstanding anything in this Lease to the contrary, for each calendar year after the Controllable Base Year, Tenant’s Controllable Operating Payment shall not exceed the Controllable OE Cap. The “Controllable Base Year” shall mean the total, actual Controllable OE for the calendar year of 2020. The “Controllable OE Cap” shall mean: (i) with respect to the calendar year 2021, the amount obtained by multiplying the amount of Controllable OE for 2020 Year by 1.05; and (ii) relative to each calendar year subsequent thereto, the amount obtained by multiplying the higher of the Controllable OE Cap for the previous calendar year or the actual Tenant’s Operating Payment for the previous calendar year by 1.05. “Controllable OE” shall be those Operating Expenses reasonably determined by Landlord to be within its control with respect to price, more specifically defined as all Operating Expenses other than Taxes, insurance, utilities, removal of ice and snow from the sidewalks on or adjacent to the Land, repairs and costs of complying with governmental regulations. “Tenant’s Controllable Operating Payment” shall mean Tenant’s Proportionate Share of the Controllable OE. 6. Use (a) Tenant covenants that throughout the Term it will use the Premises for general, clerical, administrative, and executive offices consistent with a first class office building in the area in which the Building is located and for no other purpose. (b) Landlord represents and warrants that, to the best of Landlord’s knowledge, the Premises and the Building are in compliance with all Legal Requirements as of the date hereof, including, without limitation, the ADA and all applicable environmental regulations, and shall be in compliance with such Legal Requirements as of the Commencement Date. Tenant, at its sole cost and expense, shall comply with all Legal Requirements and all Insurance Requirements relating to or affecting Tenant’s use of the Premises. Without limiting the generality of the foregoing, in the event the Premises must be modified or any other action relating to the Premises must be undertaken in the future to comply with the Americans With Disabilities Act or any similar federal, state or local statute, law, or ordinance due solely to Tenant’s unique use of or activity in the Premises, the responsibility for such modification or action (including the payment of all costs incurred in connection therewith) shall belong to Tenant. If the Public Areas must be modified or any other action relating to the Public Areas

9 must be undertaken in the future to comply with the Americans With Disabilities Act or any similar federal, state or local statute, law, or ordinance and if such modification or action is required because of (i) any special or unique use or activity in the Premises or (ii) the performance of any alterations within the Premises, the responsibility for such modification or action (including the payment of all costs incurred in connection therewith) shall belong to Tenant. Except as provided in the immediately preceding sentence, in the event the Public Areas must be modified or any other action relating to the Public Areas must be undertaken in the future to comply with the Americans With Disabilities Act or any similar federal, state or local statute, law, or ordinance, the responsibility for such modification or action (including the payment of all costs incurred in connection therewith, subject to the terms and provisions of this Lease relating to the pass-through of Operating Expenses) shall belong to Landlord. (c) If anything is done, omitted to be done, or suffered to be done by Tenant, or kept or suffered by Tenant to be kept in, upon or about the Premises that shall cause the rate of fire or other insurance on the Premises or the Building procured by Landlord to be increased, Tenant shall be provided written notice by Landlord of such rate increase (as well as the schedule referred to herein) and shall either (i) immediately discontinue those activities which account for the increased rates, or (ii) continue such activities and pay the entire amount of such increase promptly upon Landlord’s demand therefor as Additional Rent. In determining whether increased premiums are a result of something done, omitted or suffered to be done or kept or suffered to be kept in, upon or about the Premises solely by Tenant, a schedule issued by the organization computing the insurance rate for the Building showing the various components of such rate shall be conclusive evidence of the several items and charges which make up such rate. (d) Tenant shall not place a load upon any floor that exceeds the floor load per square foot that such floor was designed to carry or violates any Legal Requirement. All mechanical equipment and other applicable property of Tenant in the Premises shall be placed and maintained by Tenant, at Tenant’s sole expense, in such manner as shall be sufficient, in Landlord’s reasonable judgment, to prevent vibration, noise, annoyance or inconvenience to Landlord and the other tenants. (e) Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated or disposed of on or in the Premises, the Building, or the Land in violation of any applicable law by Tenant or Tenant’s agents, employees, contractors or invitees. If Hazardous Substances are used, stored, generated or disposed of by Tenant on or in the Premises, the Building or the Land, or if the Premises, the Building, or the Land become contaminated in any manner due to Tenant’s use or occupancy of the Premises, Tenant shall indemnify and hold harmless Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, a decrease in value of the Building or the Land, damages due to loss or restriction of rentable or usable space, or any damages due to adverse impact on marketing of the Building, and any and all sums paid for settlement of claims, reasonable attorneys’ fees, consultant and expert fees) arising during or after the Term and arising as a result of such contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision, and shall expressly survive expiration or termination of this Lease. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises, the Building or the Land in violation of any applicable law, and same results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the

10 presence of any such Hazardous Substance on the Premises, the Building or the Land. Tenant shall first obtain Landlord’s approval, however, for any such remedial action. Notwithstanding anything to the contrary contained in this subparagraph (e), Tenant shall not be responsible for, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to (i) contamination in the Premises which existed prior to the Commencement Date, (ii) the presence of Hazardous Materials in the Premises which migrated from outside of the Premises, or (iii) contamination caused by Landlord or any of Landlord’s employees, agents, or contractors. 7. Assignment, Mortgaging and Subletting (a) Except as otherwise set forth in this Paragraph 7, Tenant shall not (i) wholly or partially assign or otherwise transfer this Lease or any rights herein granted, (ii) sublet all or part of the Premises or allow the same to be used or occupied by others or in violation of Paragraph 6 hereof, or (iii) mortgage, pledge, or encumber this Lease or all or any part of the Premises in any manner by reason of any act or omission on the part of Tenant, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned, or delayed. If Tenant or any assignee of Tenant is a corporation or partnership, the terms “assign” and “assignment” shall, for purposes of this Lease, be deemed to include the aggregate transfer of effective control of the applicable entity and/or a majority of the stock or partnership interest, as the case may be, of Tenant or such assignee of Tenant. Tenant shall reimburse Landlord for its actual legal fees (not to exceed $1,000.00), if any, and an administrative fee of $1,000.00 in connection with any request by Tenant for Landlord’s consent to an assignment. Notwithstanding anything to the contrary contained in the Lease, Tenant shall be permitted to assign its interest in the Lease or to sublet all or any portion of the Premises, without advance notice to or consent from Landlord (i) to any entity which controls, is controlled by, or under common control with Tenant; (ii) to any successor entity who acquires all or substantially all of Tenant’s assets or interest in its then-existing operations; and (iii) in connection with a merger or consolidation (each a “Permitted Transfer”). (b) If this Lease is assigned, whether or not in violation of the terms of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof be sublet or be used or occupied by any person other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of Tenant’s time to cure such default, if any, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent herein reserved. The consent by Landlord to an assignment, transfer, encumbering or subletting pursuant to any provision of this Lease shall not in any way be considered to relieve Tenant from obtaining the express prior consent of Landlord to any other or further assignment, transfer, encumbering or subletting. Neither any assignment of this Lease nor any subletting, occupancy or use of the Premises or any part thereof by any person other than Tenant, nor any collection of rent by Landlord from any person other than Tenant, nor any application of any Rent as provided in this Paragraph 7 shall, under any circumstances be deemed a waiver of any of the provisions of Paragraph 7(a) hereof, or relieve, impair, release, or discharge Tenant of its obligations fully to perform the terms of this Lease on Tenant’s part to be performed, and Tenant shall remain fully and primarily liable therefor. (c) Tenant shall use good faith efforts to deliver to Landlord a duplicate original instrument of assignment and assumption in form and substance reasonably satisfactory to Landlord, within ten (10) days after the execution thereof, duly executed by Tenant and by the assignee, pursuant to which such assignee shall assume performance of all terms of this Lease on Tenant’s part to be performed.

11 (d) In the event of any assignment, sale or other transfer of Tenant’s interest in this Lease or subletting of the Premises (in whole or in part), whether consented to by Landlord or not, Tenant shall pay to Landlord fifty percent (50%) of any rent consideration or money received by Tenant or payable to Tenant in connection with such assignment or subletting that is in excess of rental payable by Tenant hereunder (computed on a per rentable square foot basis), after netting out actual transaction expenses incurred by Tenant in connection with such transfer (including, without limitation, legal fees, brokerage commissions, tenant improvement allowances, etc.). 8. Repairs Provided Tenant has received written notice from Landlord of the need for repair, replacement, or alteration and reasonable time to effectuate same, Tenant shall pay to Landlord, promptly upon demand, all reasonable costs and expenses incurred by Landlord in connection with all repairs, replacements and alterations to the Premises and the Building, whether such repairs, replacements, and alterations are interior or exterior, structural, or otherwise, ordinary or extraordinary, the need for which arises out of (i) the installation, use, operation, or existence of Tenant’s alterations (other than the Preparation Work) or personal property, or the moving of the same in or out of the Building or the Premises by Tenant or any of its subtenants, or any of such parties’ employees, agents, contractors, licensees or invitees or (ii) the acts, omissions or negligence of Tenant or any of its subtenants, or any of such parties’ employees, agents, contractors, licensees or invitees, or the misuse of the Premises by any of such parties. Tenant, at its sole cost and expense, shall promptly replace scratched, damaged or broken doors and glass in and about the Premises and shall be responsible for all repairs and maintenance of wall, window and floor coverings in the Premises, normal wear and tear and damage caused by casualty or by any act of Landlord or its agents excluded. 9. Access Except in the event of an emergency that poses imminent threat of harm to persons or property, Landlord or its representatives or designees may enter the Premises upon at least twenty-four (24) hours’ prior notice to Tenant, accompanied by a representative of Tenant, at all reasonable times, whether or not during Business Hours, to inspect the Premises, to enforce any provisions of this Lease, to make or cause to be made such repairs as Landlord may deem necessary or desirable, to cure any uncured defaults of Tenant pursuant to the rights granted Landlord under this Lease, to repair any utility lines or systems servicing other parts of the Building, to rectify any condition in the Premises adversely affecting other occupants of the Building, or, upon prior reasonable notice to Tenant, to exhibit the Premises to others during the last nine (9) months of the Term (as same may be extended from time to time). If Tenant, its agents or employees shall not elect to be present or shall not permit an entry into the Premises at any time when such entry shall be permissible, or in the case of an emergency, Landlord may use a master key (or master code, card or switch if Tenant’s security system is other than conventional locks and keys), or, solely in the event of an emergency, forcibly enter the Premises. In the event Tenant is located on the top floor of the Building, Tenant acknowledges that Landlord, Landlord’s employees or agents, may need to access the roof of the Building through the Premises from time to time. Landlord agrees to use commercially reasonably efforts to minimize any interruption to Tenant for roof access and to perform any maintenance during normal business hours,

12 however, Tenant shall provide Landlord with three (3) access devices to access the Premises if necessary for roof maintenance or repair after business hours. Landlord has installed an access system (the “Access System”) regulating access to and from the Building. Landlord shall provide Tenant with access devices for each of Tenant’s full-time employees and up to ten (10) visitor access devices. Tenant shall notify Landlord of any access device reassignment, deletions or additions if such device permits access to any Public Areas on the Land or common facilities within the Development, including the fitness center or training room. Tenant shall be liable for any employee’s use of such common facility due to access device reassignment without prior written notice to Landlord. All access devices shall be returned to Landlord immediately upon the expiration or earlier termination of the Term. In the event Tenant installs a card access system for the Premises, such system must be compatible with the Building Access System, and Tenant shall program the Premises access system to permit Landlord’s regular maintenance, security and janitorial contractors. 10. Common Facilities/Landlord’s Maintenance (a) Landlord shall have the right at any time, without the same constituting an eviction and without incurring liability to Tenant therefor, to change the arrangement and/or location of the Public Areas, provided such changes do not materially interfere with or adversely impact Tenant’s access to the Building or Premises, Tenant’s use of the Premises, or Tenant’s use of the parking area within the Public Areas. The Public Areas shall at all times be maintained by Landlord in good condition comparable to other similar buildings in the market area and be subject to the exclusive control and management of Landlord. (b) Except for the obligations of Tenant as set forth herein, Landlord shall repair, replace, manage, insure and maintain the Building as follows, which shall in all cases be commensurate with comparable office buildings in the Raleigh/Durham market area: (i) Landlord shall purchase all Building Standard supplies and materials used, and labor charges incurred, in performing its duties hereunder related to the operation, maintenance, decoration, repairing, and cleaning of the Building. (ii) Landlord shall purchase insurance coverage for the Building in accordance with Paragraph 13(f) of this Lease. (iii) Landlord shall perform all repairs, replacements and general maintenance to the Building, structural or non-structural, including without limitation the roof and mechanical, electrical and heating, ventilating and air-conditioning equipment and/or systems, in a manner consistent with other comparable office buildings in the market area (provided, however, Tenant shall be responsible for the maintenance, repair and replacement, such that the Premises remains at all times in good and tenantable condition, of the non-structural portions of the Premises, any Alterations constructed by Tenant, plumbing, heating, ventilating, air-conditioning and other systems and equipment which serve the Premises exclusively, and any non-Building Standard materials within the Premises).

13 (iv) Landlord shall provide for the removal of trash, rubbish, garbage, and other refuse from the Building, as well as removal of ice and snow from the sidewalks on or adjacent to the Land. (v) Landlord shall provide janitorial service, including service to areas of the Building leased to tenants, as more particularly set forth in Paragraph 11 below. The cost of performance of such obligations of Landlord shall be paid from the Operating Expenses collected from Tenant and the other tenants of the Building. 11. Utilities and Services (a) Except as otherwise provided herein, Landlord shall maintain and operate the heating, ventilating and air-conditioning systems and shall furnish heat and air-conditioning to the Premises during Business Hours at temperatures usual and customary for similar office space in the Raleigh/Durham market area, except to the extent reduced service is required by any governmental body. (b) If Tenant requests heating, ventilating, or air-conditioning services during other than Business Hours, Landlord shall make the same available to Tenant in accordance with such request, provided that Tenant shall pay to Landlord, as Additional Rent, Landlord’s charges therefor, such charge is currently $35.00 per hour of additional service, and constitutes the additional electricity cost incurred plus a reasonable allowance for equipment wear and tear and overhead. (c) Notwithstanding the foregoing provisions of this Paragraph 11, Landlord shall not be responsible if the normal operation of the Building heating, ventilating and air-conditioning system shall fail to provide conditioned air at reasonable temperatures, pressures or degrees of humidity or in reasonable volumes or velocities in any portion of the Premises (i) which shall have an electrical load in excess of 3.5 watts per square foot of usable area of the Premises for all purposes (including lighting and power), or which shall have a human occupancy factor in excess of one person per 100 square feet of usable area of the Premises (i.e., the average electrical load and human occupancy factors for which such system is designed), or (ii) because of any rearrangement of partitioning or other improvements, alterations, changes, additions or use of the Premises by Tenant. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of the heating, ventilating, and air-conditioning system. (d) Landlord shall provide elevator service during Business Hours with and without card access and shall have at least one passenger elevator subject to call at all other times with card access. (e) Landlord shall provide such janitorial services to the Premises consistent with those services currently being provided to the Building, a schedule for which shall be furnished to Tenant upon request. (f) Landlord shall furnish water to each floor on which the Premises are located for normal drinking, lavatory, and cleaning purposes.

14 (g) Landlord shall furnish electrical energy reasonably required, subject to the provisions herein, in connection with the use and occupancy of the Premises for the operation of such lighting, electrical appliances and equipment as Landlord may permit to be installed in the Premises. (h) Tenant covenants that at no time shall the use of electrical energy in the Premises exceed 3.5 watts per square foot of usable area (consisting of 3.0 watts per square foot for lighting and 0.5 watts per square foot for power (i.e., electric outlets)). Tenant shall not, without the prior consent of Landlord, (i) make or perform, or permit the making or performing of, any alteration to wiring installations or other electrical facilities in or serving the Premises or any additions to the electrical fixtures; or (ii) install and/or use business machines, office equipment, or other appliances in the Premises which utilize electrical energy other than small business machines normally used in executive and administrative offices. Should Landlord grant such consent, all additional risers or other equipment required therefor, including, without limitation, air-conditioning equipment, shall be provided by Landlord and the cost thereof shall be paid by Tenant within fifteen (15) Business Days after being billed therefor. Landlord may grant such consent subject to such terms and conditions as are necessary in the opinion of the Landlord to ensure that Landlord will be reimbursed by Tenant for Landlord’s installation of any relevant alterations, wiring, fixtures, appliances, or equipment, as well as Landlord’s provision of any additional electrical service. (i) Landlord reserves the right to stop, interrupt or reduce the level of services required of Landlord under this Lease, whenever and for so long as may be necessary, by reason of accidents, emergencies, introduction of foreign substances, laws, regulations, controls, or guidelines, strikes, maintenance, repairs or changes which Landlord is required by this Lease or by law to make or in good faith deems necessary, or by reason of difficulty in securing proper supplies of fuel, water, electricity, or labor, or by reason of any other cause beyond Landlord’s reasonable control. In each instance, Landlord shall exercise reasonable diligence to eliminate the cause of stoppage and to effect restoration of service and shall give Tenant reasonable notice, when practicable, of the commencement and anticipated duration of such stoppage, interruption or reduction in service. Tenant shall not be entitled to any diminution or abatement of Rent or other compensation by reason of any such stoppage, interruption or reduction unless resulting from Landlord’s wrongful acts or gross negligence. Notwithstanding the foregoing, in the event Tenant’s ability to conduct its business operations in the Premises is materially impacted by a Landlord-initiated service interruption and Landlord has failed to commence repair within three (3) days of such interruption, Tenant shall be entitled to undertake necessary repairs, the cost of which Landlord shall pay to Tenant upon demand. 12. Alterations (a) Tenant shall make no improvements, alterations, changes, or additions to the Premises (“Alterations”) without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed; provided, however, that Tenant may paint or repaint the Premises, relocate movable partitions within the Premises for purposes of reconfiguring individual work areas in the Premises, and perform other non-structural and/or cosmetic or decorative modifications to the Premises without Landlord’s prior consent. Tenant shall reimburse Landlord for all reasonable expenses incurred by Landlord in connection with approving and inspecting said Alterations, including Landlord’s reasonable legal fees actually incurred, if any, and an administrative fee of $500.00.

15 (b) All Alterations and fixtures (excluding Tenant’s trade fixtures, if any) are the property of Landlord and shall be surrendered with the Premises, unless Landlord requires Tenant prior to the expiration or termination of this Lease to remove same upon such surrender. Notwithstanding the foregoing, Landlord shall notify Tenant at the time of approving Alterations if said Alterations will need to be removed at the expiration or termination of the Lease. (c) Tenant shall cause no damage to the Premises and the Building from removal of Tenant’s personal property from the Building. Any such damage or injury to the Premises and the Building shall be promptly repaired by Tenant at its sole cost and expense. Any personal property of Tenant not removed by Tenant prior to the Expiration Date or within five (5) days of sooner termination of this Lease shall, at Landlord’s option, either become the property of Landlord or shall be disposed of or stored by Landlord at Tenant’s risk and expense. (d) No approval of plans or specifications by Landlord or consent by Landlord allowing Tenant to make Alterations to the Premises shall in any way be deemed to be an agreement by Landlord that the contemplated work complies with any Legal Requirements or Insurance Requirements, or the certificate of occupancy for the Building, or deemed to be a waiver by Landlord of any of the provisions of this Lease. Tenant shall construct all approved Alterations in a good and workmanlike manner, free of all defects and in compliance with all Legal Requirements and Insurance Requirements. Tenant is not acting as an agent for Landlord and neither Landlord, Landlord’s agents, nor the holder of any mortgage on the Land and Building shall be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanic’s or materialman’s or other liens for such labor or materials shall attach to or affect any estate or interest of Landlord or any other such party in and to the Premises, the Land and the Building. Tenant shall not permit any mechanic’s or materialmen’s lien to attach, be placed or filed against the Premises, the Building or the Land arising out of such work prosecuted under this Paragraph 12; and if such a lien is filed, Tenant shall satisfy, bond off, or otherwise cause such lien to be cancelled or discharged within thirty (30) days of Tenant’s receipt of notice of such filing. Tenant agrees that any damage to the Premises caused by Tenant’s Alterations shall be repaired at Tenant’s sole cost and expense. No later than thirty (30) days after completion of any Alterations in the Premises by Tenant (including, but not limited to, the addition of equipment, cables or any material that must be inspected), Tenant shall provide to Landlord (i) an affidavit from the general contractor performing the work that same has been substantially completed in accordance with the approved plans and specifications and that all mechanics and materialmen in connection therewith have been paid in full; (ii) a waiver of lien with respect to such construction work executed by the general contractor and each subcontractor, except as to any contractor for which Tenant has obtained a bond to pay any claims by such persons; and (iii) a certificate of occupancy from the applicable governmental authorities evidencing completion of such work in accordance all applicable laws, codes and ordinances. In the event a certificate of occupancy cannot be obtained for the Premises due to any action or inaction by Tenant, Tenant shall be in default hereunder and must immediately comply with any and all requirements to obtain a certificate of occupancy. Notwithstanding anything to the contrary contained in this Paragraph 12, the parties acknowledge and agree that the Preparation Work defined in Paragraph 2 is to be completed solely by Landlord and shall not be considered a Tenant Alteration under any provision of this Lease.

16 13. Insurance (a) Tenant shall, during the Term and during any period (if any) of rent abatement or period of occupancy prior to the Commencement Date, at its sole cost and expense, obtain, maintain and keep in full force and effect, with Landlord and the holder of any mortgage or deed of trust (if Tenant has been notified of the name of such holder) on the Land and Building named as additional insureds therein or as their respective interests may appear, as appropriate, the following insurance: (i) hazard insurance, on a Special Form Cause of Loss, upon property of every description and kind owned by Tenant or anyone claiming through or under Tenant and located in the Building, or for which Tenant is legally liable, or which was installed by or on behalf of Tenant or anyone claiming through or under Tenant, including, without limitation, Tenant’s personal property and all other improvements, alterations, changes and additions (other than the Preparation Work), in an amount not less than the full insurable value thereof; (ii) commercial general liability insurance (occurrence coverage), to include personal injury, bodily injury, broad form property damage, operations hazard, contractual liability and products and completed operations liability in combined single limits not less than $2,000,000 inclusive; with Landlord named as additional insured. (iii) worker’s compensation in no less than statutory limits and employer’s liability insurance in limits acceptable to Landlord; and (iv) Any other form or forms of insurance as Landlord may reasonably require. (b) All policies shall be taken out with insurers reasonably acceptable to Landlord and in form reasonably satisfactory from time to time to Landlord. Tenant shall cause insurance required in subsections (i) and (ii) above to be provided by an insurer or agent admitted in North Carolina. Tenant agrees that certificates of insurance will be delivered to Landlord as soon as practicable after the placing of the required insurance. All policies shall contain an undertaking by the insurers to notify Landlord in writing not less than 30 days prior to any material change or reduction in coverage or cancellation or termination thereof. (c) In the event of damage to or destruction of the Premises and the termination of this Lease by Landlord pursuant to Paragraph 15 hereof, Tenant shall pay to Landlord all of its insurance proceeds relating to any improvements, alterations, changes and additions made by Tenant to the Premises, except for any such proceeds paid on (i) items installed by Tenant and which Landlord has agreed may be removed from the Premises upon the expiration of the Term, and (ii) any personal property of Tenant. (d) Landlord shall not carry insurance of any kind on any Alterations made by Tenant to the Premises, or on any of Tenant’s personal property, and Landlord shall not be obligated to repair any damage thereto or replace the same. (e) Any policy or policies of hazard, extended coverage, or similar casualty insurance which either party obtains in connection with the Premises or Building shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights

17 have been waived by the insured prior to the occurrence of injury or loss. Tenant and Landlord waive any rights of recovery against the other for injury or loss due to hazards covered by the hazard insurance that either party is required to maintain hereunder or otherwise elects to maintain, but only to the extent of the injury or loss covered thereby. (f) Landlord shall carry (i) hazard insurance covering at least full replacement cost of the Building (exclusive of foundations and footings) and (ii) commercial general liability insurance (occurrence coverage) with limits of not less than $10,000,000.00 at all times. 14. Non-Liability and Indemnification (a) Unless caused by Landlord’s gross negligence or intentional misconduct, or that of Landlord’s employees, agents or contractors, Tenant shall indemnify and hold harmless Landlord and its agents from and against any and all claims for damage to the person or property of anyone or any entity arising from Tenant’s negligent use of the Premises, or from any negligence or intentional misconduct of Tenant in or about the Premises or elsewhere, and shall further indemnify and hold harmless Landlord from and against any and all claims, costs, and expenses arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any other negligent act or omission of Tenant or any of Tenant’s agents, contractors, employees, or invitees, and from and against all costs, reasonable attorney’s fees, expenses and liabilities incurred by Landlord as the result of any such use, breach, default, misconduct or negligence, and in dealing reasonably therewith, including, but not limited to, the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Landlord by reason of any such matter, Tenant upon notice from Landlord shall defend the same at Tenant’s expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. This indemnity shall expressly survive expiration or termination of this Lease. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property of Tenant or injury to person, in, upon, or about the Premises arising from any cause, except for the negligence or intentional misconduct of Landlord, its agents, employees and contractors, and Tenant hereby waives all claims in respect thereof against Landlord. (b) Unless caused by Tenant’s gross negligence or intentional misconduct, or that of Tenant’s agents, employees, or contractors, Landlord shall indemnify and hold harmless Tenant and its agents from and against any and all claims for damage to the person or property of anyone or any entity arising from Landlord’s negligent operation of the Building, or from any negligence or intentional misconduct of Landlord in or about the Building, and shall further indemnify and hold harmless Tenant from and against any and all claims, costs, and expenses arising from any breach or default in the performance of any obligation on Landlord’s part to be performed under the terms of this Lease, or arising from any other negligent act or omission of Landlord or any of Landlord’s agents, contractors or employees, and from and against all costs, reasonable attorney’s fees, expenses and liabilities incurred by Tenant as the result of any such use, breach, default, misconduct, or negligence, and in dealing reasonably therewith, including, but not limited to, the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Tenant by reason of any such matter, Landlord upon notice from Tenant shall defend the same at Landlord’s expense by counsel reasonably satisfactory to Tenant and Tenant shall cooperate with Landlord in such defense.

18 Tenant need not have first paid any such claim in order to be so indemnified. This indemnity shall expressly survive expiration or termination of this Lease. 15. Casualty Damage. (a) Tenant shall give immediate notice (by telephone, confirmed in writing) to Landlord of any damage caused to the Premises by fire or other casualty, and if neither party elects to terminate this Lease as provided in Paragraph 15(b), Landlord shall proceed with reasonable diligence and at its sole cost and expense to repair and restore the Premises (other than any Alterations to the Premises performed by Tenant and any personal property of Tenant) to substantially the same condition as immediately prior to said damage or destruction. (b) If (i) the Building or the Premises shall be destroyed or substantially damaged by a casualty not covered by Landlord’s insurance; or (ii) 25% or more of the Premises is damaged or rendered untenantable by a casualty covered by Landlord’s insurance; or (iii) the Premises are not affected but 25% of the Building or such portion of the Public Areas as shall render the Premises or the Building untenantable is damaged or rendered untenantable, then in any such event Landlord may elect either to terminate this Lease or to proceed to rebuild and repair the Premises (subject to the limitations set forth in Paragraph 15(a) above) or that portion of the Building so damaged. Landlord shall give written notice to Tenant of such election within 90 days after the occurrence of such casualty. If 25% or more of the Premises is damaged or rendered untenantable by a casualty during the last twelve (12) months of the Term, Tenant may also elect to terminate this Lease upon sixty (60) days’ written notice to Landlord. If such notice of termination shall be given, this Lease shall terminate as of the date provided in such notice of termination (if the Term shall have commenced) with the same effect as if that date were the Expiration Date. If neither party elects to terminate this Lease, and Landlord commences repair and reconstruction as set forth herein, then in the event the repair and restoration of the Premises and/or Tenant’s access thereto is not substantially complete within one hundred eighty days of the casualty event, Tenant shall have the right to terminate this Lease upon written notice to Landlord. (c) If the Premises are damaged and the Lease is not terminated pursuant to Paragraph 15(b), the Basic Rent and the Additional Rent payable pursuant to Paragraph 4 hereof shall be abated in proportion to the degree in which Tenant’s ability to use the Premises is impaired during the period of any damage, repair or restoration provided for in this Paragraph 15 (i.e., until such time as Landlord has satisfied its restoration obligations under this Paragraph 15). Except for such abatement, Tenant shall not be entitled to any compensation or damage for loss in the use of the whole or any part of the Premises and/or any inconvenience or annoyance occasioned by damage, destruction, repair or restoration. 16. Eminent Domain (a) Subject to the rights of Landlord to relocate Tenant pursuant to Paragraph 27(n), if the whole or any portion of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, this Lease shall terminate as of the date of the vesting or acquisition of title in the condemning authority with the same effect as if said date were the Expiration Date. In addition, if the whole or any portion of the Building other than the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, this Lease shall, at the

19 option of Landlord, terminate as of the date of the vesting or acquisition of title in such condemning authority with the same effect as if such date were the Expiration Date. (b) The proceeds of any condemnation award shall be the property of Landlord, whether such award is compensation for damages to Landlord’s or Tenant’s interest in the Premises, and Tenant hereby assigns all of its interest in any such award to Landlord; provided, however, that Landlord shall have no interest in any award made to Tenant for loss of business, relocation expenses, or for the taking of Tenant’s personal property if a separate award for such items is made to Tenant. 17. Events of Default The occurrence of any one or more of the following events shall constitute a material default of this Lease by Tenant: (a) The failure by Tenant to make any payment on or before five (5) days following the due date of (i) Basic Rent or (ii) Additional Rent payable in monthly installments pursuant to Paragraph 5(c) hereof, provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within five (5) days of any such notice not more than twice in any 12-month period. (b) The failure by Tenant to make any payment of Additional Rent (other than pursuant to Paragraph 5(c) hereof) or any other payment required to be made by Tenant hereunder other than that described in Paragraph 17(a), as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant. If Landlord serves Tenant with a Notice to Pay Additional Rent or Quit, such Notice to Pay Additional Rent or Quit shall also constitute the notice required by this Paragraph 17(b). (c) The failure of Tenant to execute the documents contemplated in Paragraphs 20(b) or 27(e) hereof, and such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant. (d) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those referenced above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant’s noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Tenant under applicable statutes. (e) (i) The making by Tenant of any general arrangement or general assignment for the benefit of creditors; (ii) Tenant becoming a “debtor” as defined in 11 U.S.C. §101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease; or (iv) the attachment, execution, or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within sixty (60) days.

20 (f) The discovery by Landlord that any financial statement given to Landlord by Tenant, by Tenant’s successor in interest, or by any guarantor of Tenant’s obligations hereunder was materially false when presented to Landlord. 18. Landlord’s Remedies In the event of any material default or breach of this Lease by Tenant, Landlord may at any time thereafter, without further notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default: (a) Terminate this Lease or terminate Tenant’s right to possession of the Premises, and force Tenant to immediately surrender the Premises to Landlord according to North Carolina law. Tenant agrees to pay to Landlord on demand the costs which Landlord may suffer by reason of such termination including, but not limited to, the cost of recovering possession of the Premises. If Landlord terminates this Lease or Tenant’s right to possess the Premises hereunder, Tenant shall be liable to Landlord for monthly Basic Rent, and any other indebtedness of Tenant under the Lease accrued to the date the Lease or Tenant’s right to possession ends and thereafter scheduled during the remainder of the Term, reduced only by any sums Landlord receives by reletting the Premises during the scheduled term, provided, however, if Landlord relets the Premises during the remainder of the scheduled term at a rental in excess of that provided under this Lease, Tenant shall not be entitled to any such excess rental; and/or (b) Pursuant to North Carolina Law, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be present, by reasonable force if necessary (to the extent allowed by law), without terminating the Lease or being liable for prosecution or any claim for damages, and, if Landlord so elects, relet the Premises on such terms as Landlord may determine and receive from Tenant any difference between the aggregate rentals to be collected under such replacement lease during the remainder of the Term and the aggregate rentals payable under this Lease for the remainder of the Term (discounted using a customary and reasonable present value formula). Tenant agrees to pay to Landlord on demand any such deficiency that may arise by reason of such reletting and any and all costs (including, without limitation, any reasonable costs of upfitting the Premises for any replacement tenant and any applicable brokerage commissions) expended by Landlord in connection with such reletting; and/or (c) Pursuant to North Carolina law, enter the Premises at any time to cure any default without thereby incurring any liability to Tenant or anyone claiming through or under Tenant. Any expenses incurred by Landlord in connection with any such performance or involved in collecting or endeavoring to collect rent or enforcing or endeavoring to enforce any rights against Tenant under or in connection with this Lease or pursuant to law shall be paid by Tenant as Additional Rent on demand; and/or (d) Pursue any other remedies now or hereafter available to Landlord under applicable laws or judicial decisions and/or under this Lease. The remedies provided under this Paragraph 18 are non-exclusive and may be combined with other remedies hereunder available to Landlord for Tenant’s material default or breach hereunder. Landlord shall use good faith efforts to mitigate its damages after a Tenant default.

21 19. Landlord’s Defaults Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently pursues the same to completion. If Landlord fails to commence cure of any claimed Landlord default as provided above, Tenant may commence and prosecute such cure to completion and shall be entitled to recover the reasonable costs of such cure from Landlord upon demand by Tenant. 20. Subordination and Attornment (a) This Lease shall be automatically subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding the foregoing, if any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of such mortgage, deed of trust, or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of recording thereof. (b) Tenant agrees, upon the request of Landlord, to execute any reasonable documents required to effectuate an attornment or a subordination, or to make this Lease prior to the lien of any mortgage, deed of trust, or ground lease, as the case may be, provided such mortgagee, deed of trust beneficiary or ground lessor agrees, in writing, not to disturb Tenant in its use and enjoyment of the Premises for the remainder of the Term, including any renewal options, as long as Tenant is not default of this Lease beyond any applicable notice and cure period. Tenant’s failure to execute such documents within twenty (20) days after written demand shall constitute a material default by Tenant. 21. Surrender On the Expiration Date or upon the sooner termination of this Lease or upon re-entry by Landlord upon the Premises in accordance with Paragraph 18, Tenant shall surrender, vacate, and deliver to Landlord the Premises, including all improvements, additions, alterations, and replacements thereon, “broom clean” and in good order, condition and repair except for ordinary wear, tear, and damage by fire or other casualty or the acts of Landlord, its agents or employees, with all Tenant- installed low voltage wiring removed; provided, however, that Tenant shall have five (5) days to remove its personal property and trade fixtures from the Premises following a termination of this Lease prior to the Expiration Date. If the Premises are not surrendered upon the expiration or termination of this Lease as provided herein, Tenant hereby indemnifies Landlord against liability resulting from delay by Tenant in so surrendering the Premises, including any claims made by any succeeding tenant or prospective tenant founded upon such delay. Tenant’s obligations under this Paragraph 21 shall survive the termination of this Lease. 22. Holding Over

22 If Tenant shall hold over the Premises after the expiration or earlier termination of the Term, then Tenant waives all notice to quit and agrees to pay Landlord for the period that Tenant is in possession after the Expiration Date or earlier termination date, monthly rent which is one hundred and fifty percent (150%) of the Rent applicable to the last full month of the Term. Tenant expressly agrees to hold Landlord harmless from all loss and damages, direct and consequential, which Landlord may suffer in defense of claims by any parties against Landlord arising out of the holding over by Tenant, including, without limitation, reasonable attorneys’ fees which may be incurred by Landlord in defense of such claims. Acceptance of Rent by Landlord subsequent to the Expiration Date or earlier termination of this Lease shall not constitute consent to any holding over. Landlord shall have the right to apply all payments received after the Expiration Date or earlier termination of this Lease toward payment for use and occupancy of the Premises subsequent to the Expiration Date or earlier termination of this Lease and toward any other sums owed by Tenant to Landlord. In the event of any holdover by Tenant, Landlord, at its option, may forthwith re-enter and take possession of the Premises without process or by any legal process in force. 23. Quiet Enjoyment Tenant, if and so long as it pays the Rent and performs and observes the other terms and covenants as provided in this Lease, shall have the peaceable and quiet possession of the Premises during the Term free of the claims of Landlord or anyone claiming by, through or under Landlord, subject to the terms of this Lease and any ground lease, mortgage or deed of trust as set forth in Paragraph 20 hereof. This covenant shall be construed as a covenant running with the land and shall not be construed as a personal covenant or obligation of Landlord. 24. Security Deposit Tenant shall deposit with Landlord simultaneously with the execution of this Lease, the amount stipulated in Paragraph 1 as a security deposit. Provided Tenant is not in default in the payment of any Rent or any other charges due Landlord and further provided the Premises are left in the condition described in Paragraph 21 upon the Expiration Date or earlier termination of this Lease, the Security Deposit (which shall not bear interest to Tenant) shall be returned to Tenant within thirty (30) days after the Expiration Date or earlier termination of this Lease. If the Tenant is in default under this Lease or the Premises are not left in good condition, reasonable wear and tear excepted, then the Security Deposit shall be applied to the extent available on account of sums due Landlord or to the cost of repairing damages to the Premises. If all or any part of the Security Deposit is applied to an obligation of the Tenant hereunder while Tenant is in possession of the Premises, Tenant shall immediately upon request of Landlord, restore the Security Deposit to its original amount. Tenant shall not have the right to call upon Landlord to apply any or all of the Security Deposit to cure any default or fulfill any obligation of Tenant, but such use shall be solely in the discretion of Landlord. Upon any conveyance by Landlord of its fee simple interest in the Building, the Security Deposit may be delivered by Landlord to Landlord’s grantee or transferee, and upon such delivery, Landlord shall thereupon be released of any and all liability with respect to the Security Deposit, its application and return, and the Tenant agrees to look solely to such grantee or transferee. 25. Rules and Regulations Tenant and its employees, agents, invitees and licensees shall faithfully observe and strictly comply with, and shall not permit violation of, the Rules and Regulations attached hereto as Exhibit B and incorporated herein by reference. In case of any conflict or inconsistency between the provisions of

23 this Lease and any Rules and Regulations, the provisions of this Lease shall control. Landlord shall have no duty or obligation to enforce any Rule or Regulation, or any term, covenant or condition of any other lease, against any other tenant, and Landlord’s failure or refusal to enforce any Rule or Regulation or any term, covenant or condition of any other lease against any other tenant shall not result in any liability of Landlord to Tenant. Landlord will make reasonable efforts to uniformly apply the rules and regulations consistently to all comparably sized tenants. 26. Guaranty Contemporaneously with the execution of this Lease by Tenant, Verona Pharma PLC, an English corporation, has executed a guaranty agreement in the form attached hereto as Exhibit F, as an inducement for Landlord to execute this lease, guaranteeing the payment and performance of all obligations of Tenant hereunder. 27. Miscellaneous (a) No agreement to accept a surrender of this Lease or possession of the Premises shall be valid unless in writing signed by Landlord. The delivery of keys or possession to Landlord or any agent or employee of Landlord shall not operate as a termination of this Lease or a surrender of the Premises. (b) No provision of this Lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by the party making such waiver. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, shall not be deemed a waiver thereof or prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. (c) The receipt by Landlord of Rent with knowledge of the breach of any covenant, warranty, or obligation by Tenant contained in this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the Basic Rent herein stipulated shall be deemed to be other than on account of the earliest Basic Rent reserved hereby which is due and owing at the time such payment is received by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the Additional Rent herein stipulated shall be deemed to be other than on account of the earliest Additional Rent reserved hereby which is due and owing at the time such payment is received by Landlord. No endorsement or statement on any check or any letter accompanying any check or payment of any such Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to remedies provided in this Lease. If Tenant is in arrears in payment of Rent, Tenant waives Tenant’s right, if any, to designate the items against which any payments made by Tenant are to be credited, irrespective of and notwithstanding any designation or requests by Tenant as to the items against which any such payments shall be credited. (d) This Lease and all attachments and exhibits hereto contain the entire agreement between the parties, and no agreement, representation or inducement shall be effective to change, modify or terminate this Lease in whole or in part unless such agreement, representation or inducement is in writing and signed by both parties hereto.

24 (e) Tenant at any time or from time to time at the request of Landlord or at the request of the holder of any ground lease, mortgage or deed of trust referred to in Paragraph 20 hereof, shall execute, acknowledge and deliver to the party so requesting, a certificate by Tenant, certifying (i) that this Lease has not been modified, changed, altered or amended in any respect and is in full force and effect (or, if there have been modifications, stating the modifications and that the Lease is in full force and effect as modified); (ii) that this Lease is the only Lease between Landlord and Tenant affecting the Premises (or specifying any other leases); (iii) that Tenant has accepted the Premises (or a part thereof), is in occupancy of the Premises (or a part thereof) and is paying all Rent hereunder, for which it is then liable on a current basis; (iv) that there are then existing no credits, offsets or defenses against the enforcement of any provisions of this Lease (or, if any of same exist, specifying the same); (v) the dates, if any, to which the Rent or other charges due hereunder have been paid in advance and that there has been no prepayment of Rent other than as provided for in this Lease; (vi) that there are no known existing defaults by Landlord or Tenant under this Lease (or, if any such default exists, specifying such default); (vii) whether or not Tenant has exercised any renewal options or other options which may be provided in this Lease; (viii) that there are no actions, whether voluntary or otherwise, pending against Tenant under the bankruptcy laws of the United States or any insolvency laws of any state thereof; and (ix) such further information with respect to the Lease or the Premises as Landlord, or such lessor, mortgagee or deed of trust beneficiary, may request. Any such certificate may be relied upon by any prospective purchaser of the Land and Building or of the interest of Landlord in any part thereof, by any mortgagee or prospective mortgagee thereof, by any deed of trust beneficiary or any prospective deed of trust beneficiary thereof, by any lessor or prospective lessor thereof, by any lessee or prospective lessee thereof, or by any prospective assignee of any mortgage or deed of trust thereof. The failure of Tenant to execute, acknowledge and deliver to Landlord a statement in accordance with the provisions of this Paragraph 27(e) within ten (10) days after request therefor shall shall be an event of default under this Lease. Within ten (10) days of a request by Tenant, Landlord shall provide a similar certificate that may be relied upon by a prospective lender, investor, or purchaser of Tenant. (f) If any provision of this Lease should be held to be invalid or unenforceable, such invalid and unenforceable provisions shall be stricken and the validity and enforceability of the remaining provisions of this Lease shall not be affected thereby. (g) The terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. (h) In the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed and performed by Landlord, Tenant shall look solely to the estate and property of Landlord in the Land and Building for the collection of any sum of money on a judgment, or for the payment or expenditure of any money under any decree of specific performance, injunctive relief or other equitable relief (or other judicial process) requiring performance by Landlord of any obligation under this Lease. No other property or assets of the Landlord, Landlord’s agents, partners, principals (disclosed or undisclosed) or affiliates shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies.

25 (i) The term “Landlord” shall mean only the owner at the time in question of the present Landlord’s interest in the Building, and in the event of a sale or transfer of the Building (by operation of law or otherwise) the transferor shall be and hereby is automatically and entirely released and discharged, from and after the date of such sale or transfer, of all liability in respect of the performance of any of the terms of this Lease arising from and after the date of such transfer or sale on the part of Landlord thereafter to be performed, provided that such buyer or transferee shall have expressly assumed the obligations of Landlord under the Lease in writing. (j) Landlord, upon a request by Tenant, shall execute a memorandum of this Lease containing the names of the parties, a description of the Premises, the Term (including any renewal options), and such additional information as necessary to provide adequate record notice of the existence of the Lease. Tenant shall pay all recording fees in connection with recording any such memorandum. (k) Except as otherwise expressly set forth herein all notices, requests, demands, approvals or consents required hereunder or by law shall be in writing and shall be given by personal delivery, by overnight courier service, or by mailing the same, certified or registered mail, return receipt requested, postage prepaid, addressed, if to Landlord, to Landlord’s Notice Address, and if to Tenant, to Tenant’s Notice Address. Such notices, requests, demands, approvals or consents shall be deemed given upon such personal delivery; if sent by overnight courier service, one (1) business day after deposit with such service; and if mailed, two (2) business days after mailing. The persons designated for the receipt of such, and the addresses to which such may be given or made by either party, may be changed or supplemented by notice given by such party to the other and notwithstanding the preceding sentence, such notice (and therefore such new notice address) shall be effective ten (10) days after mailing or delivery. (l) Tenant warrants that it has not employed nor had any dealings or discussions with any broker or agent in connection with the negotiation or execution of, relative to the Premises or Building, an agreement to lease, a letter of intent to lease, or this Lease other than American Asset Corporation and Tri Properties, LLC. American Asset Corporation shall pay a commission to Tri Properties, LLC, in accordance with a separate agreement. Tenant agrees to indemnify Landlord and hold it harmless from and against any and all liability for commissions or other compensation or charges and all costs and expenses incurred in defense of the claim if this warranty is breached. In the event of a suit on any such claim, Landlord shall notify and implead Tenant, or Tenant may intervene. This warranty shall survive termination or expiration of this Lease. (m) If Tenant is a Partnership Tenant or if Tenant’s interest in this Lease shall be assigned (in accordance with the provisions of Paragraph 7 hereof) to a Partnership Tenant, the following provisions shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising Partnership Tenant shall be joint and several, (ii) each of the parties comprising Partnership Tenant hereby consents in advance to and agrees to be bound by, any modifications, termination, discharge, or surrender of this Lease which may hereafter be made and by any notices, demands, requests, or other communications which may hereafter be given, by Partnership Tenant or by any of the parties comprising Partnership Tenant, (iii) any bills, statements, notices, demands, requests, or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given

26 or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant and shall be binding upon Partnership Tenant and all such parties, (iv) if Partnership Tenant shall admit new partners, all such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants, and conditions of this Lease on Tenant’s part to be observed and performed, and (v) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners. Similarly, if Tenant is comprised of two (2) or more individuals or if Tenant’s interest in this Lease shall be assigned (in accordance with the provisions of Paragraph 7 hereof) to two (2) or more individuals, the following provisions shall apply: (i) the liability of each of the individuals comprising Tenant shall be joint and several, (ii) each of the individuals comprising Tenant hereby consents in advance to and agrees to be bound by any modifications, termination, discharge, or surrender of this Lease which may hereafter be made, and by any notices, demands, requests, or other communications which may hereafter be given, by Tenant or by any of the individuals comprising Tenant, and (iii) any bills, statements, notices, demands, requests, or other communications given or rendered to Tenant or to any of the individuals comprising Tenant shall be deemed given or rendered to Tenant or to any of the individuals comprising Tenant, and shall be binding upon Tenant and all such individuals. (n) Landlord may, at its option, at any time during the Term (but not more than one time), elect upon not less than ninety (90) days notice to Tenant to substitute for the Premises other office space in the Building designated by Landlord, provided that the substituted premises contains at least the same rentable area as the Premises and has a configuration and linear window area substantially similar to that of the Premises. Tenant agrees to surrender the Premises and occupy the substituted premises promptly (and, in any event, not later than fifteen (15) days) after Landlord has substantially completed the work to be performed by Landlord in the substituted premises pursuant to this Lease. Landlord shall use reasonable efforts to minimize disruption or inconvenience to Tenant during any relocation. Tenant shall pay the same Rent with respect to the substituted premises that was payable with respect to the Premises, without regard to the rentable area of the substituted premises. In any such event, this Lease (i) shall no longer apply to the Premises, except with respect to obligations which accrued on or prior to such surrender date; and (ii) shall apply to the substituted premises as if the substituted premises had been the space originally demised under this Lease. Landlord shall have no liability to Tenant in the event of such substitution except that Landlord shall reimburse Tenant for (A) any reasonable moving expenses (if Landlord’s election is made subsequent to the Commencement Date), (B) the cost of reinstalling Tenant’s access system in the substituted premises, (C) any reasonable costs incurred for architects or engineers in connection with the Premises to the extent the work performed by such architects and engineers cannot be applied to the substituted premises, and (D) any other reasonable, documented expenses Tenant incurs in connection with the relocation (e.g., reprinting of stationery, business cards, etc.). In the event of such substitution, Landlord and Tenant, at the request of either party, will execute an amendment to this Lease confirming such substitution and amending such other provisions of this Lease as are necessary to effect such substitution. (o) This Lease shall be deemed to be made under and shall be construed in accordance with and governed by the internal laws of the State of North Carolina, without regard to principles of conflicts of laws.

27 (p) Tenant expressly acknowledges that neither Landlord nor Landlord’s agents has made or is making any warranties, representations, promises, or statements, except to the extent that the same are expressly set forth in this Lease, that Tenant, in executing and delivering this Lease, is not relying upon any such warranties, representations, promises, or statements, and that no rights, easements, or licenses are or shall be acquired by Tenant by implication or otherwise unless expressly set forth in this Lease. (q) Tenant hereby waives any claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent provided for in this Lease, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction, or declaratory judgment. In the event of such a determination, the requested consent shall be deemed to have been granted. The sole remedy for Landlord’s unreasonably withholding or delaying of consent shall be as provided in this Paragraph 27(q). (r) During the Term, should a real estate investment trust become Landlord hereunder, all provisions of this Lease shall remain in full force and effect except as modified by this Paragraph 27(r). If Landlord in good faith determines that its status as a real estate investment trust under the provisions of the Internal Revenue Code of 1986, as heretofore or hereafter amended, will be jeopardized because of any provision of this Lease, Landlord may request reasonable amendments to this Lease and Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such amendments do not (a) increase the monetary obligations of Tenant pursuant to this Lease or (b) in any other manner adversely affect Tenant’s interest in the Premises. (s) Whenever a period of time is herein prescribed for the taking of any action by either party, the party required to take such action shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to any Unavoidable Delay, except with respect to payment of monetary obligations. (t) If, following the execution of this Lease, Tenant requests that Landlord execute any document or instrument that is other than (i) a document or instrument the form of which is attached hereto as an exhibit, or (ii) a document that solely sets forth facts or circumstances that are then existing and reasonably ascertainable by the requested party with respect to the lease, then Tenant shall be responsible for paying the out-of-pocket costs and expenses, including without limitation, the attorney’s fees (not to exceed $750.00), incurred by Landlord in connection with the review (and, if applicable, the negotiations) related to such document(s) or instrument(s), regardless of whether such document(s) or instrument(s) is (are) ever executed by Landlord. All such costs and expenses incurred by Landlord in connection with its review and negotiation of any such document(s) or instrument(s) shall be deemed to be additional rental due hereunder and shall be payable by Tenant promptly upon demand. (u) Landlord and Tenant have agreed to additional terms of this Lease, which are more fully set forth on Exhibit G attached hereto and made a part hereof. In the event of a conflict between the provisions of this Lease and the provisions of Exhibit G, the provisions of Exhibit G shall control.

28 (v) Landlord shall provide lobby and suite entry door signage at Landlord’s sole cost and expense. (w) In the event of a dispute between the parties predicated upon this Lease, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs. For purposes of this Lease, “reasonable attorneys’ fees” shall be deemed to be those fees actually charged based upon time actually spent at rates customary and reasonable in the Raleigh/Durham, NC market area for those types of services, without regard to any statutory presumption. 28. Electronic Signature. This Agreement may be executed and delivered by facsimile transmission, an electronic transmission in Portable Document Format (PDF), or by other electronic transmission and each signature delivered in any such manner shall be deemed to be an original signature. The signature pages taken from separate individually executed counterparts of this Agreement may be combined to form one or more fully executed counterparts. All executed counterparts of this Agreement shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement. 29. Exhibits. Except as noted on the Table of Contents of this Lease, the following exhibits are attached hereto and are made a part of this Lease as if fully set out herein: (a) description of the Premises as set forth in Exhibit A, “Description of Premises”; (b) rules and regulations governing Tenant’s occupancy of the Premises as set forth in Exhibit B, “Rules and Regulations”; (c) intentionally deleted; (d) enumerated operating expenses as set forth in Exhibit D, “Operating Expenses”; (e) a schedule of Basic Rent as set forth in Exhibit E, “Basic Rent”; (f) a guaranty of Tenant’s obligations under the Lease as set forth in Exhibit F, “Guaranty of Lease”; (g) other terms as set forth in Exhibit G, “Other Terms”; and (h) a description of the Land as set forth in Exhibit H, “Description of the Land”. [SIGNATURES BEGIN ON FOLLOWING PAGE]

29 IN WITNESS WHEREOF, the parties hereto have executed this Lease under seal on the day and year first above written. LANDLORD: BRIER CREEK OFFICE #4, LLC, a North Carolina limited liability company By: _____________________________ Name: Paul L. Herndon Title: Vice President TENANT: VERONA PHARMA INC., a Delaware corporation By: Name: Title: _____ By: Name: Title: _____

A-1 EXHIBIT A DESCRIPTION OF PREMISES Suite 130 – 6,543 rentable square feet Preparation Work

B-1 EXHIBIT B RULES AND REGULATIONS 1. The Public Areas shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Premises, and no tenant shall permit any of its employees, agents, licensees or invitees to congregate or loiter in any of the Public Areas. Tenant shall not invite to, or permit to visit, the Premises persons in such numbers or under such conditions as may interfere with the use and enjoyment by others of the Public Areas. Fire exits and stairways are for emergency use only, and they shall not be used for any other purposes by any tenant, or the employees, agents, licensees or invitees of any tenant. Landlord reserves the right to control and operate, and to restrict and regulate the use of, the Public Areas and the public facilities, as well as other facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally, including the right to allocate certain elevators for delivery service, and the right to designate which Building entrances shall be used by persons making deliveries in the Building. No doormat of any kind whatsoever shall be placed or left in any public hall or outside any entry door of the Premises. 2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the consent of Landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner, approved by Landlord. In order that the Building can and will maintain a uniform appearance to those persons outside of the Building, each tenant occupying the perimeter areas of the Building shall (a) use only building standard lighting in areas where lighting is visible from the outside of the Building and (b) use only building standard blinds in window areas which are visible from the outside of the Building. 3. No sign, insignia, advertisement, lettering, notice or other object shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside or inside of the Premises or the Building (including, without limitation, any patios or balconies that are part of, or that are connected to, the Building) or on doors, corridor walls, the Building directory or in the elevator cabs without the prior approval of Landlord as to size, color, style, content and location, and Tenant shall obtain all necessary approvals and permits from governmental or quasi-governmental authorities in connection with such signs. Tenant shall submit sign drawings to Landlord for approval prior to fabrication and installation. The following submission requirements, in duplicate, constitute the minimum data required: (i) layout, size, location and color of test; (ii) layout of additional symbols or logo; (iii) installation details; and (iv) lighting details, if applicable. Such signs shall, at the expense of Tenant, be inscribed, painted or affixed by signmakers approved by Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove such signs without any liability, and may charge the expense incurred in such removal to the tenant or tenants violating this rule. Only the Tenant named in the Lease shall be entitled to appear on the directory tablet. Additional names may be added in Landlord’s sole discretion under such terms and conditions as Landlord may approve. 4. No object (including, without limitation, furniture, signs, insignia, lettering, flags, and banners) shall be placed, stored or exhibited outside of the Premises or the Building (including, without limitation, any patios or balconies that are part of, or that are connected to, the Building) by

B-2 Tenant, without the prior written consent of Landlord, which may be granted, withheld or conditioned in Landlord’s sole and absolute discretion. 5. Neither the sashes, sash doors, skylights or windows that reflect or admit light and air into the halls, passageways or other public places in the Building nor the heating, ventilating and air conditioning vents and doors shall be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills on the peripheral heating enclosures. Whenever the heating, ventilating or air conditioning systems are in operation, Tenant agrees to draw the shades, blinds or other window coverings, as reasonably required because of the position of the sun. Tenant shall have no right to remove or change shades, blinds, or other window-coverings within the Premises without Landlord’s consent. 6. No showcases or other articles shall be placed by Tenant in front of or affixed to any part of the exterior of the Building, nor placed in the Public Areas. 7. No acids, vapors, or other harmful materials shall be discharged, or permitted to be discharged, into the waste lines, vents, or flues of the Building. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed, and no sweepings, rubbish, rags, acids, or other foreign substances shall be thrown or deposited therein. Nothing shall be swept or thrown into the Public Areas or other areas of the Building, or into or upon any heating or ventilating vents or registers or plumbing apparatus in the Building, or upon adjoining buildings or land or the street. The cost of repairing any damage resulting from any misuse of such fixtures, vents, registers, and apparatus and the cost of repairing any damage to the Building, or to any facilities of the Building, or to any adjoining building or property, caused by Tenant, or the employees, agents, licensees or invitees of Tenant, shall be paid by Tenant. Any cuspidors or similar containers or receptacles shall be emptied, cared for and cleaned by and at the expense of such tenant. 8. Tenant shall not mark, paint, drill into, or in any way deface, any part of the Premises or the Building. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of, and as directed by, Landlord. No telephone, telegraph, or other wires or instruments shall be introduced into the Building by Tenant except in a manner approved by Landlord. Tenant shall not lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder’s deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited. 9. No bicycles, vehicles, animals (except service animals), fish or birds of any kind shall be brought into, or kept in or about, the Premises. In the event a service animal is brought into the Development, Tenant shall be liable for any injury caused by such service animal. 10. No noise, including, but not limited to, music, the playing of musical instruments, recordings, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by Tenant. Nothing shall be done or permitted by any tenant which would impair or interfere with the use or enjoyment by any other tenant of any other space in the Building.

B-3 11. Nothing shall be done or permitted in the Premises, and nothing shall be brought into, or kept in or about the Premises, which would impair or interfere with any of the Building equipment or the services of the Building or the proper and economic heating, cleaning or other services of the Building or the Premises, nor shall there be installed by Tenant any ventilating, air-conditioning, electrical, or other equipment of any kind which, in the judgment of Landlord, might cause any such impairment or interference. Neither Tenant, nor the employees, agents, licensees, or invitees of Tenant, shall at any time bring or keep upon the Premises any inflammable, combustible, or explosive fluid, chemical, or substance not generally used in similar office buildings. 12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof. Duplicate keys for the Premises and toilet rooms shall be procured only from Landlord, and Landlord may make a reasonable charge therefor. Each tenant shall, upon the expiration or sooner termination of the Lease of which these Rules and Regulations are a part, turn over to Landlord all keys to stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys furnished by Landlord, Tenant shall pay to Landlord the cost of replacement locks. Notwithstanding the foregoing, Tenant may, with Landlord’s prior written consent, install a security system on the Premises which uses master codes or cards instead of keys provided that Tenant shall provide Landlord with the master code or card for such system. 13. All removals, or the carrying in or out of, any safes, freight, furniture, packages, boxes, crates, or any other object or matter of any description shall take place only during such hours and in such elevators as Landlord may from time to time determine, which may involve overtime work for Landlord’s employees. Tenant shall reimburse Landlord for extra costs incurred by Landlord including but not limited to the cost of such overtime work. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of such tenant. Landlord shall in no way be liable to Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this Rule 13 or of Rule 16 hereof. 14. Tenant shall not use or occupy, or permit any portion of the Premises to be used or occupied, as an office for a public stenographer or public typist, or for the possession, storage, manufacture, or sale of narcotics or other illegal substances or as a barber, beauty, or manicure shop, telephone or telegraph agency, telephone or secretarial service, messenger service, travel or tourist agency, retail, wholesale or discount shop for sale of merchandise, retail service shop, labor union, classroom, or for a public finance (personal loan) business, or as a hiring or employment agency, or as a stock brokerage board room. Tenant shall not engage or pay any employee on the Premises, except those actually working for Tenant on the Premises, nor advertise for laborers giving an address at the Building. Tenant shall not use the Premises or any part thereof, or permit the Premises or any part thereof to be used as a restaurant, shop, booth or other stand, or for the conduct of any business or

B-4 occupation which predominantly involves direct patronage of the general public, or for manufacturing, or for the sale at retail or auction of merchandise, goods, or property of any kind. 15. Landlord shall have the right to prohibit any advertising or identifying sign by Tenant which, in the judgment of Landlord, tends to impair the appearance or reputation of the Building or the desirability of the Building, and upon written notice from Landlord, Tenant shall refrain from and discontinue such advertising or identifying sign. 16. Landlord reserves the right to exclude from the Building at all times other than Business Hours all persons without authorization from Tenant for admission to the Building. Each Tenant shall be responsible for all persons for whom it authorizes admission to the Building and shall be liable to the Landlord for all acts of such person or persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building. In the event of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of tenants and the protection of property in the Building. 17. Tenant, before closing and leaving the Premises at any time, shall see that all lights, typewriters, copying machines and other electrical equipment are turned off. All entrance doors in the Premises shall be kept locked by Tenant when the Premises are not in use. Entrance doors shall not be left open at any time. 18. Tenant shall, at its expense, provide light, power and water for the employees of Landlord, and the agents, contractors and employees of Landlord, while performing janitorial service or other cleaning in the Premises and while making repairs or alterations in the Premises. 19. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose. 20. Unless otherwise expressly provided in the Lease, Tenant shall not use, occupy or permit any portion of the Premises to be used or occupied for the manufacture or sale of liquor. 21. The requirements of Tenant will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord. 22. Canvassing, soliciting, and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same. 23. The employees, agents, licensees and invitees of Tenant shall not loiter around the Public Areas or the front, roof, or any part of the Building used in common by other occupants of the Building.

B-5 24. There shall not be used in any space, or in the Public Areas, either by Tenant or by others, in the moving or delivery or receipt of safes, freight, furniture, packages, boxes, crates, paper, office material or any other matter or thing, any hand trucks except those equipped with rubber tires, side guards and such other safeguards as Landlord shall require. 25. Tenant shall not cause or permit any odor of cooking or other processes, or any unusual or objectionable odors, to emanate from the Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the Premises except as is expressly permitted in the Lease of which these Rules and Regulations are a part. 26. All paneling, doors, trim or other wood products not considered furniture shall be of fire-retardant materials. Before installation of any such materials, certification of the materials’ fire-retardant characteristics shall be submitted to and approved by Landlord, and all such materials shall be installed in a manner approved by Landlord. 27. Whenever Tenant shall submit to Landlord any plan, agreement, or other document for the consent or approval of Landlord, Tenant shall pay to Landlord, on demand, a processing fee in the amount of the reasonable fees for the review thereof, including the services of any outside architect, engineer or attorney employed by Landlord to review such plan, agreement, or document. 28. All employees of the Tenant will park in their assigned or designated areas, as may be determined by Landlord from time to time. Tenant will insure that its employees are prohibited from utilizing the visitor parking areas. 29. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires or stringing of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord. All such work shall be effected pursuant to permits issued by all applicable governmental authorities having jurisdiction. 30. All Public Areas shall be under the sole and absolute control of Landlord, with Landlord having the exclusive right to regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established by Landlord for these areas from time to time. 31. Smoking is prohibited in all common areas including, without limitation, all restrooms, hallways, stairwells, elevators, lobbies, etc. 32. All Tenant move-ins and move-outs will be limited to Monday through Friday: 5:30 p.m. until 6:00 a.m., or anytime on Saturday or Sunday. Tenant must notify Landlord of moving arrangements in advance. 33. Landlord reserves the right to rescind, alter, waive, or add, as to one or more or all tenants, any rule or regulation at any time prescribed for the Building when, in the judgment of Landlord, Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance, or interests of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the

B-6 Building. No rescission, alteration, waiver, or addition of any rule or regulation in respect of one tenant shall operate as a rescission, alteration, or waiver in respect of any other tenant.

C-1 EXHIBIT C INTENTIONALLY DELETED

D-1 EXHIBIT D OPERATING EXPENSES (i) all supplies and materials used, and labor charges incurred, in the operation, maintenance, decoration, repairing, and cleaning of the Building and the Public Areas; (ii) cost of all equipment purchased or rented which is utilized in the performance of Landlord’s obligations hereunder, other than in connection with the upfitting of the Premises, and the cost of maintenance and operation of any such equipment; (iii) cost of all management, maintenance, and service agreements for the Building and the Public Areas and the equipment therein and thereon, including, without limitation, alarm service, security service, window cleaning, and elevator maintenance, janitorial service, and landscaping and signage maintenance; (iv) accounting costs, including the cost of audits by certified public accountants, and legal and engineering fees and expenses incurred in connection with the operation and management of the Land and the Building, other than incurred in connection with the upfitting of any tenant spaces; (v) wages, salaries, and related expenses of all on-site agents or employees engaged in the operation, maintenance, security and management of the Building and the Public Areas; (vi) cost of all insurance coverage for the Building and the Public Areas, including, but not limited to, the cost of casualty, rental abatement, and liability insurance applicable to the Building and the Public Areas and Landlord’s personal property used in connection therewith; (vii) cost of repairs, replacements and general maintenance to the Building and the Public Areas, structural or non-structural, including without limitation the roof and mechanical, electrical and heating, ventilating and air-conditioning equipment and/or systems of the Building (excluding repairs and general maintenance paid by proceeds of insurance or by tenants or other third parties, and alterations attributable solely to tenants), such cost to be included in Operating Expenses for the calendar year in which such cost is incurred by Landlord; (viii) any and all maintenance or redecoration (including repainting) of the Building and the Public Areas, and exterior and interior landscaping; (ix) cost of removal of trash, rubbish, garbage, and other refuse from the Building and the Public Areas, as well as removal of ice and snow from the sidewalks on or adjacent to the Land; (x) all supplies, tools, equipment and materials used in the operation and maintenance of the Building and the Public Areas; (xi) all charges for gas, water, sewerage service, and other utilities furnished to the Building and the Public Areas, to the extent not separately metered for a particular tenant premises;

D-2 (xi) all electricity furnished to the Building and the Public Areas, including, without limitation, electricity furnished to individual tenants of the Building (to the extent same is not metered to a particular tenant premises), and to the machinery and equipment, including, without limitation, any heating, ventilation, and air-conditioning equipment, used in the operation and maintenance of the Building and the Public Areas; (xiii) janitorial service, including service to areas of the Building leased to tenants; (xiv) every other expense which would be considered an expense of maintaining, operating, insuring, managing, or repairing the Building and the Public Areas, capital expenditures excluded except as specifically permitted pursuant to paragraph 1(s) of the Lease. (xii) management fees (not to exceed 4% of gross rents from the Building) payable to any managing agent of the Building and the Public Areas; (xiii) the Building’s proportionate share of the costs of leasing, operating and maintaining the leasing and management office and the fitness center within the Development; (xiv) the Building’s proportionate share of any and all assessments and other charges payable by Landlord relative to the Development under the terms of any applicable restrictive covenants, agreements or similar documents, specifically including the Building’s share of the costs of the fitness center run by the association for the benefit of the Development; and (xvviii) the Building’s proportionate share of the costs of maintenance, repair, replacement and operation of any common area improvements (including, without limitation, parking areas, parking decks, roadways, driveways, landscaped areas, utility facilities, signage and other similar or related improvements) serving the Building as well as other property within the Development, capital expenditures excluded except as specifically permitted pursuant to paragraph 1(s) of the Lease.

E-1 EXHIBIT E BASIC RENT Lease Year Monthly Rent 04/01/2020 – 04/30/2020 $0.00 05/01/2020 – 04/30/2021 $15,539.63 05/01/2021 – 04/30/2022 $16,008.54 05/01/2022 – 04/30/2023 $16,488.36 05/01/2023 – 04/30/2024 $16,984.54

F-1 EXHIBIT F GUARANTY OF LEASE IN CONSIDERATION OF, and as an inducement for Landlord to grant, execute and deliver that certain Lease Agreement (the “Lease”) dated _______________, 2020, between Brier Creek Office #4, LLC, a North Carolina limited liability company, as the Landlord (the “Landlord”), and Verona Pharma Inc., a Delaware corporation, as Tenant (the “Tenant”), covering certain Premises in the Building (as such terms are defined in the Lease), and in further consideration of the sum of One Dollar ($1.00), and other good and valuable consideration paid by the Landlord to the undersigned, the undersigned (the “Guarantor”) hereby guarantees to the Landlord, its successors and assigns, the full and prompt payment of rent, including, but not limited to, the Basic Rent, Additional Rent and any and all other sums and charges payable by the Tenant, its successors and assigns under said Lease; and the full performance and observance of all the covenants, terms, conditions and agreements therein provided to be performed and observed by the Tenant, its successors and assigns. The Guarantor hereby covenants and agrees to and with the Landlord, its successors and assigns, that the Guarantor will forthwith pay to the Landlord all damages that may arise in consequence of any default by the Tenant, its successors and assigns under the Lease, including, without limitation, all court costs and reasonable attorneys’ fees actually incurred by the Landlord and caused by any such default or by the enforcement of this Guaranty. THIS GUARANTY IS AN ABSOLUTE AND UNCONDITIONAL GUARANTY OF PAYMENT AND OF PERFORMANCE. It shall be enforceable against the Guarantor, its successors and assigns, without the necessity for any suit or proceedings by Landlord of any kind or nature whatsoever against the Tenant, its successors and assigns, and without the necessity of any notice of non-payment, non-performance or non-observance, or of any notice of acceptance of this Guaranty, or of any other notice or demand to which the Guarantor might otherwise be entitled, all of which the Guarantor hereby expressly waives. Without limiting the generality of the foregoing, the Guarantor expressly waives the benefits of North Carolina General Statutes Sections 26-7 through 26-9 inclusive, as such provisions may be amended from time to time. The Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of the Guarantor hereunder shall not in any way be terminated or diminished, affected or impaired by reason of the assertion or the failure to assert by the Landlord against the Tenant, or the Tenant’s successor and assigns, of any of the rights or remedies reserved to the Landlord pursuant to the provisions of the Lease, by reason of the termination of the Lease so long as the Tenant continues to be liable, or by reason of the invalidity of the Lease or its unenforceability against the Tenant for any reason. THE GUARANTY SHALL BE a continuing Guaranty, and the liability of the Guarantor hereunder shall in no way be affected, modified or diminished by reason of any assignment, sublease, renewal, amendment, modification or extension of the Lease, by reason of any modification or waiver of or change in any of the terms, covenants, conditions or provisions of the Lease, by reason of any extension of time that may be granted by the Landlord to the Tenant, its successors or assigns, or by reason of any dealings, transactions, matters or things occurring between the Landlord and Tenant, its successors or assigns, whether or not notice thereof is given to the Guarantor.

F-2 In the event the Tenant shall become insolvent, shall be adjudicated bankrupt, or shall file a petition for reorganization, arrangement or similar relief under any present or future provision of the United States Bankruptcy Code, or if such a petition filed by creditors of the Tenant shall be approved by a court, or if the Tenant shall seek a judicial readjustment of the rights of its creditors under any present or future federal or state law, or if a receiver of all or part of its property and assets is appointed by any state or federal court, and in any such proceeding the Lease is terminated or rejected or the obligations of the Tenant thereunder shall be modified, the Guarantor shall immediately pay to the Landlord: (a) an amount equal to all fixed, contingent and additional rent accrued to the date of such termination, rejection or modification, plus (b) an amount equal to the then cash value of the Basic Rent and Additional Rent which would have been payable under the Lease for the unexpired portion of the term less the then cash rental value of the Premises for such unexpired portion of the term, together with interest on the amounts designated in clauses (a) and (b) above at the rate of ten percent (10%) per annum from the date of such termination, rejection or modification to the date of payment. The Guarantor’s obligation to make payment shall not be modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of the Tenant or its estate in bankruptcy resulting from the operation of any present or future provision of the United States Bankruptcy Code or other statute, or from the decision of any court. ALL OF THE LANDLORD’S rights and remedies under this Guaranty are intended to be distinct, separate and cumulative, and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. This Guaranty shall be binding on Guarantor’s heirs, successors and assigns and shall inure to the benefit of Landlord, its successors and assigns. [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

F-3 IN WITNESS WHEREOF, the Guarantor has signed this Guaranty Agreement, under seal, as of ________________, 20___. GUARANTOR: VERONA PHARMA PLC By: [SEAL] Name: Title: ____________________ Address: STATE OF COUNTY OF I, __________________________, a Notary Public for said County and State, do hereby certify that _________________________________ personally came before me this day and acknowledged that he or she executed the foregoing document for the purpose stated therein and in the capacity indicated: [Name]___________________, [Title]_____________________ of Verona Pharma PLC. Date: _________________, 2020 _____________________________, Notary Public My commission expires: ______________________ _______________________________ [NOTARIAL SEAL]

F-4 By: [SEAL] Name: Title: ____________________ Address: STATE OF COUNTY OF I, __________________________, a Notary Public for said County and State, do hereby certify that _________________________________ personally came before me this day and acknowledged that he or she executed the foregoing document for the purpose stated therein and in the capacity indicated: [Name]___________________, [Title]_____________________ of Verona Pharma PLC. Date: _________________, 2020 _____________________________, Notary Public My commission expires: ______________________ _______________________________ [NOTARIAL SEAL]

G-1 EXHIBIT G OTHER TERMS 1. RENEWAL OPTION. So long as VERONA PHARMA INC, a Delaware corporation, or an assignee or sublessee pursuant to a Permitted Transfer, actually occupies the Premises and is not in default under this Lease beyond any applicable cure or notice period, Tenant is hereby granted the option to renew the term of the Lease as to the entire Premises for one period (“Renewal Term”) of three (3) years, to commence at the expiration of the initial Term. Tenant shall exercise its option to renew by delivering written notice to Landlord no later than nine (9) months prior to the expiration of the initial Term, time being of the essence. If notification of the exercise of this option is not timely given and received, all options granted hereunder shall automatically expire. Any such renewal of this Lease shall be upon the same terms and conditions of this Lease, except there shall be no further renewal option and the annual Basic Rent during the Renewal Term shall be at the then prevailing market rental rates for comparable office buildings in Raleigh, North Carolina. Upon Tenant’s exercise of its renewal right as provided herein, mutual agreement as to market rent and execution of applicable documentation thereof, the “Expiration Date” of the Lease shall mean the date upon which the Renewal Term expires. The “market rate” means the rental rate which Landlord and a third party tenant would agree upon the renewal option, as of the commencement date of such Renewal Term, taking into consideration the uses permitted under the Lease, the quality, size, design and location of the Premises, and the rental for the renewal of leases for comparable space located in the vicinity. Within thirty (30) days of Tenant’s election to renew pursuant to its option hereunder, Landlord and Tenant shall execute and deliver an amendment to this Lease confirming the same. If said amendment is not signed and delivered by Tenant to Landlord within thirty (30) days of Tenant’s election to renew, Tenant’s election shall be deemed null and void and all options granted hereunder shall expire. Tenant acknowledges this Renewal Option is personal to the entity named in this Lease and shall automatically expire and be null and void in the event this Lease is assigned or all or a portion of the Premises is sublet, except in the event of a Permitted Transfer as defined in Paragraph 7 of the Lease.

EXHIBIT H DESCRIPTION OF THE LAND Lying and being located in the City of Raleigh, Wake County, North Carolina and being more particularly described as follows: Being all of Lot 8 containing 9.52 acres as shown on "Brier Creek Corporate Center – Parcel J Subdivision Ph.1, Open Space Ph. 2-4 & Tree Conservation Area Ph. 1-4 Plat" recorded in the Wake County Registry in Book of Maps 2006, Pages 1636-1645.

EXHIBIT I DESCRIPTION OF TEMPORARY PREMISES